Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 1: Summary of Significant Accounting Policies
Wells Fargo & Company is a diversified financial services company. We provide banking, investment and mortgage products and services, as well as consumer and commercial finance, through banking locations and offices, the internet and other distribution channels to individuals, businesses and institutions in all 50 states, the District of Columbia, and in countries outside the U.S. When we refer to “Wells Fargo,” “the Company,” “we,” “our” or “us,” we mean Wells Fargo & Company and Subsidiaries (consolidated). Wells Fargo & Company (the Parent) is a financial holding company and a bank holding company.
Our accounting and reporting policies conform with U.S. generally accepted accounting principles (GAAP) and practices in the financial services industry. To prepare the financial statements in conformity with GAAP, management must make estimates based on assumptions about future economic and market conditions (for example, unemployment, market liquidity, real estate prices, etc.) that affect the reported amounts of assets and liabilities at the date of the financial statements, income and expenses during the reporting period and the related disclosures. Although our estimates contemplate current conditions and how we expect them to change in the future, it is reasonably possible that actual conditions could be worse than anticipated in those estimates, which could materially affect our results of operations and financial condition. Management has made significant estimates in several areas, including:

•	allowance for credit losses (Note 6 (Loans and Allowance for Credit Losses));

•	valuations of residential mortgage servicing rights (MSRs) (Note 10 (Securitizations and Variable Interest Entities) and Note 11 (Mortgage Banking Activities));

•	valuations of financial instruments (Note 18 (Derivatives) and Note 19 (Fair Values of Assets and Liabilities));

•	liabilities for contingent litigation losses (Note 17 (Legal Actions)); and

•	income taxes (Note 24 (Income Taxes)).

Actual results could differ from those estimates.

Accounting Standards Adopted in 2019
In 2019, we adopted the following new accounting guidance:

•
Accounting Standards Update (ASU or Update) 2018-16 – Derivatives and Hedging (Topic 815): Inclusion of the Secured Overnight Financing Rate (SOFR) Overnight Index Swap (OIS) Rate as a Benchmark Interest Rate for Hedge Accounting Purposes

•	ASU 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities

•	ASU 2016-02 – Leases (Topic 842) and subsequent related Updates, including early adoption of ASU 2019-01 – Leases (Topic 842): Codification Improvements

ASU 2018-16 expands the list of U.S. benchmark interest rates permitted in the application of hedge accounting. The Update adds the OIS rate based on SOFR as a U.S. benchmark interest rate to facilitate the London Interbank Offered Rate (LIBOR) to SOFR transition and provide sufficient lead time for entities to prepare for changes to interest rate risk hedging strategies for both risk management and hedge accounting purposes. The Update is applied prospectively for qualifying new or re-designated hedging relationships entered into on or after adoption date.
We adopted the guidance in first quarter 2019. The Update has not had an impact as we have not designated SOFR OIS as a benchmark interest rate in any hedging relationships.

ASU 2017-08 changes the interest income recognition model for purchased callable debt securities carried at a premium, as the premium will be amortized to the earliest call date rather than to the contractual maturity date. Accounting for purchased callable debt securities held at a discount does not change, as the discount will continue to accrete to the contractual maturity date. The Update impacted our investments in purchased callable debt securities classified as available-for-sale (AFS) and held-to-maturity (HTM), which predominantly consist of debt securities of U.S. states and political subdivisions.
We adopted the Update in first quarter 2019 and recorded a cumulative-effect adjustment as of January 1, 2019, that decreased total stockholders’ equity by $111 million. Retained earnings was reduced by $592 million which reflects both the incremental premium amortization under the new guidance from the acquisition date of our impacted AFS and HTM debt securities through the date of adoption and the fact that the incremental premium amortization is not deductible for federal income tax purposes. Other comprehensive income (OCI) was increased by $481 million which reflects the corresponding adjustment to the adoption date unrealized gain or loss of impacted AFS debt securities. Going forward, interest income recognized prior to the call date will be reduced because the premium will be amortized over a shorter period.

ASU 2016-02 modifies the guidance used by lessors and lessees to account for leasing transactions. For our transition to the new guidance, we elected several available practical expedients, including to not reassess the classification of our existing leases, any initial direct costs associated with our leases, or whether any existing contracts are or contain leases. In addition, we elected not to provide a comparative presentation for 2018 and 2017 financial statements.
We adopted the Update in first quarter 2019 and recorded a cumulative-effect adjustment that increased retained earnings by $100 million related to deferred gains on our prior sale-leaseback transactions. We also recognized operating lease right-of-use (ROU) assets and liabilities, substantially all of which relate to our leasing of real estate as a lessee, of $4.9 billion and $5.6 billion, respectively.

Table 1.1 summarizes financial assets and liabilities by form and measurement accounting model.
Table 1.1: Accounting Model for Financial Assets and Financial Liabilities

Balance sheet caption	Measurement model(s)	Financial statement Note reference
Cash and due from banks	Amortized cost	Note 3: Cash, Loan and Dividend Restrictions
Interest-earning deposits with banks	Amortized cost	Note 3: Cash, Loan and Dividend Restrictions
Federal funds sold and securities purchased under resale agreements	Amortized cost	N/A
Debt securities:
Trading	FV-NI (1)	Note 4: Trading Activities Note 19: Fair Values of Assets and Liabilities
Available-for-sale	FV-OCI (2)	Note 5: Available-for-Sale and Held-to-Maturity Debt Securities Note 19: Fair Values of Assets and Liabilities
Held-to-maturity	Amortized cost	Note 5: Available-for-Sale and Held-to-Maturity Debt Securities
Mortgage loans held for sale	FV-NI (1) LOCOM (3)	Note 19: Fair Values of Assets and Liabilities
Loans held for sale	FV-NI (1) LOCOM (3)	Note 19: Fair Values of Assets and Liabilities
Loans	Amortized cost FV-NI (1)	Note 6: Loans and Allowance for Credit Losses Note 19: Fair Values of Assets and Liabilities
Derivative assets and liabilities	FV-NI (1) FV-OCI (2)	Note 4: Trading Activities Note 18: Derivatives Note 19: Fair Values of Assets and Liabilities
Equity securities:
Marketable	FV-NI (1)	Note 4: Trading Activities Note 8: Equity Securities Note 19: Fair Values of Assets and Liabilities
Nonmarketable	FV-NI (1) Cost method Equity method MA (4)	Note 4: Trading Activities Note 8: Equity Securities Note 19: Fair Values of Assets and Liabilities
Other assets	Amortized cost (5)	Note 9: Premises, Equipment, and Other Assets
Deposits	Amortized cost	Note 13: Deposits
Short-term borrowings	Amortized cost	Note 14: Short-Term Borrowings
Accrued expenses and other liabilities	Amortized cost (6)	Note 4: Trading Activities Note 7: Leasing Activity Note 19: Fair Values of Assets and Liabilities
Long-term debt	Amortized cost	Note 15: Long-Term Debt

(1)	FV-NI represents the fair value through net income accounting model.

(2)	FV-OCI represents the fair value through other comprehensive income accounting model.

(3)	LOCOM represents the lower of cost or fair value accounting model.

(4)	MA represents the measurement alternative accounting model.

(5)	Other assets are generally measured at amortized cost, except for bank-owned life insurance which is measured at cash surrender value.

(6)	Accrued expenses and other liabilities are generally measured at amortized cost, except for trading short-sale liabilities which are measured at FV-NI.
Consolidation
Our consolidated financial statements include the accounts of the Parent and our subsidiaries in which we have a controlling financial interest. When our consolidated subsidiaries follow specialized industry accounting, that accounting is retained in consolidation.
We are also a variable interest holder in certain entities in which equity investors do not have the characteristics of a controlling financial interest or where the entity does not have enough equity at risk to finance its activities without additional subordinated financial support from other parties (collectively referred to as variable interest entities (VIEs)). Our variable interest arises from contractual, ownership or other monetary interests in the entity, which change with fluctuations in the fair value of the entity’s net assets. We consolidate a VIE if we are the primary beneficiary, which is when we have both the power to direct the activities that most significantly impact the VIE and a variable interest that could potentially be significant to the VIE. To determine whether or not a variable interest we hold could potentially be significant to the VIE, we consider both qualitative and quantitative factors regarding the nature, size and form of our involvement with the VIE. We assess whether or not we are the primary beneficiary of a VIE on an ongoing basis.
Significant intercompany accounts and transactions are eliminated in consolidation. When we have significant influence over operating and financing decisions for a company but do not own a majority of the voting equity interests, we account for the investment using the equity method of accounting, which requires us to recognize our proportionate share of the company’s earnings. If we do not have significant influence, we account for the equity security under the fair value method, cost method or measurement alternative.

Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents and restricted cash include cash on hand, cash items in transit, and amounts due from or held with other depository institutions. See Note 3 (Cash, Loan and Dividend Restrictions) for the nature of our restrictions on cash and cash equivalents.

Trading Activities
We engage in trading activities to accommodate the investment and risk management activities of our customers. These activities predominantly occur in our Wholesale Banking businesses and, to a lesser extent, other divisions of the Company. Trading assets and liabilities include debt securities, equity securities, loans, derivatives and short sales, which are reported within the balance sheet based on the accounting classification of the instrument. In addition, debt securities that are held for investment purposes that we have elected to account for under the fair value method, are classified as trading.
Our trading assets and liabilities are carried on the balance sheet at fair value with changes in fair value recognized in net gains from trading activities and interest income and interest expense recognized in net interest income.
Customer accommodation trading activities include our actions as an intermediary to buy and sell financial instruments and market-making activities. We also take positions to manage our exposure to customer accommodation activities. We hold financial instruments for trading in long positions, as well as short positions, to facilitate our trading activities. As an intermediary, we interact with market buyers and sellers to facilitate the purchase and sale of financial instruments to meet the anticipated or current needs of our customers. For example, we may purchase or sell a derivative to a customer who wants to manage interest rate risk exposure. We typically enter into an offsetting derivative or security position to manage our exposure to the customer transaction. We earn income based on the transaction price difference between the customer transaction and the offsetting position, which is reflected in earnings where the fair value changes and related interest income and expense of the positions are recorded.
Our market-making activities include taking long and short trading positions to facilitate customer order flow. These activities are typically executed on a short-term basis. As a market-maker we earn income due to: (1) the difference between the price paid or received for the purchase and sale of the security (bid-ask spread), (2) the net interest income of the positions, and (3) the changes in fair value of the trading positions held on our balance sheet. Additionally, we may enter into separate derivative or security positions to manage our exposure related to our long and short trading positions taken in our market-making activities. Income earned on these market-making activities are reflected in earnings where the fair value changes and related interest income and expense of the positions are recorded.
Debt Securities
Our investments in debt securities that are not held for trading purposes are classified as either debt securities available-for-sale (AFS) or held-to-maturity (HTM).

AVAILABLE-FOR-SALE DEBT SECURITIES
Investments in debt securities for which the Company does not have the positive intent and ability to hold to maturity are classified as AFS. AFS debt securities are measured at fair value with unrealized gains and losses reported in cumulative OCI, net of applicable income taxes.
We conduct other-than-temporary impairment (OTTI) analysis on a quarterly basis or more often if a potential loss-triggering event occurs. The initial indicator of OTTI is a decline in fair value below the amortized cost of the debt security. We recognize OTTI in earnings as a reduction to the amortized cost of the security. OTTI related to AFS debt securities is classified as net gains (losses) from debt securities within noninterest income.
We recognize OTTI for an AFS debt security that has a decline in fair value below amortized cost if we: (1) have the intent to sell the security, (2) it is more likely than not that we will be required to sell the security before recovery of its amortized cost basis, or (3) we do not expect to recover the entire amortized cost basis of the security.
Estimating recovery of the amortized cost basis of an AFS debt security is based upon an assessment of the cash flows expected to be collected. If the present value of cash flows expected to be collected discounted at the security’s effective yield is less than amortized cost, an OTTI has occurred. In performing an assessment of the cash flows expected to be collected, we consider all relevant information, including:

•	the length of time and the extent to which the fair value has been less than the amortized cost basis;

•	the historical and implied volatility of the fair value of the security;

•	the cause of the price decline, such as the general level of interest rates or adverse conditions specifically related to the security, an industry or a geographic area;

•	the issuer’s financial condition, near-term prospects and ability to service the debt;

•	the payment structure of the debt security and the likelihood of the issuer being able to make payments that increase in the future;

•
for asset-backed securities, the credit performance of the underlying collateral, including delinquency rates, level of non-performing assets, cumulative losses to date, collateral value and the remaining credit enhancement compared with expected credit losses;

•	any change in rating agencies’ credit ratings and any likely imminent action;

•	independent analyst reports and forecasts, sector credit ratings and other independent market data; and

•	recoveries or additional declines in fair value subsequent to the balance sheet date.

If we intend to sell the security, or if it is more likely than not we will be required to sell the security before recovery of amortized cost basis, OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and fair value of the security. For a debt security that is considered other-than-temporarily impaired that we do not intend to sell or it is more likely than not that we will not be required to sell before recovery, OTTI is separated into an amount representing the credit loss, which is recognized in earnings, and the amount related to all other factors, which is recognized in OCI. The measurement of the credit loss component is equal to the difference between the debt security’s amortized cost basis and the present value of its expected future cash flows discounted at the security’s effective yield. The remaining difference between the security’s fair value and the present value of expected future cash flows is due to all other factors. We believe that we will fully collect the carrying value of securities on which we have recorded a non-credit-related impairment in OCI.
Following the recognition of OTTI, the security’s new amortized cost basis is the previous basis less any OTTI recognized in earnings.
We recognize realized gains and losses on the sale of AFS debt securities in net gains (losses) on debt securities using the specific identification method.
Unamortized premiums and discounts are recognized in interest income over the contractual life of the security using the effective interest method, except for purchased callable debt securities carried at a premium. For purchased callable debt securities carried at a premium, the premium is amortized into interest income to the earliest call date using the effective interest method. As principal repayments are received on securities (e.g., mortgage-backed securities (MBS)) a proportionate amount of the related premium or discount is recognized in income so that the effective interest rate on the remaining portion of the security continues unchanged.

HELD-TO-MATURITY DEBT SECURITIES Investments in debt securities for which the Company has the positive intent and ability to hold to maturity are classified as HTM. HTM debt securities are measured at historical cost adjusted for amortization of premiums and accretion of discounts under the same methods described for AFS debt securities. We recognize OTTI when there is a decline in fair value below amortized cost and we do not expect to recover the entire amortized cost basis of the debt security. The amortized cost is written-down to fair value with the credit loss component recorded to earnings and the remaining component recognized in OCI. The OTTI assessment related to intent to sell, required to sell, whether we expect recovery of the amortized cost basis and determination of any credit loss component recognized in earnings for HTM debt securities is the same as described for AFS debt securities. OTTI related to HTM debt securities is classified as net gains (losses) from debt securities within noninterest income. AFS debt securities transferred to the HTM classification are recorded at fair value and the unrealized gains or losses resulting from the transfer of these securities continue to be reported in cumulative OCI. The cumulative OCI balance is amortized into earnings over the same period as the unamortized premiums and discounts using the effective interest method. The HTM amortized cost basis used in the OTTI analysis includes the unamortized OCI balances related to previous security transfers from AFS to HTM.

Securities Purchased and Sold Agreements
Securities purchased under resale agreements and securities sold under repurchase agreements are accounted for as collateralized financing transactions and are recorded at the acquisition or sale price plus accrued interest. We monitor the fair value of securities purchased and sold as well as the collateral pledged and received. Additional collateral is pledged or returned to maintain the appropriate collateral position for the transactions. These financing transactions do not create material credit risk given the collateral provided and the related monitoring process.

Mortgage Loans and Loans Held for Sale
Mortgage loans held for sale (MLHFS) include commercial and residential mortgages originated for sale in the securitization or whole loan market. We have elected the fair value option for substantially all residential MLHFS (see Note 19 (Fair Values of Assets and Liabilities)). The remaining residential MLHFS are held at the lower of cost or fair value (LOCOM) and are measured on an aggregate portfolio basis. Commercial MLHFS are held at LOCOM and are measured on an individual loan basis.
Loans held for sale (LHFS) include commercial loans originated for sale and purchased loans used in market-making activities in our trading business. The loans held for trading purposes are carried at fair value, with the remainder of LHFS recorded at LOCOM. LHFS are measured on an individual loan basis.
Gains and losses on MLHFS are generally recorded in mortgage banking noninterest income. Gains and losses on LHFS used in trading activities are recognized in net gains from trading activities. Gains and losses on LHFS not used in trading activities are recognized in other noninterest income. Direct loan origination costs and fees for MLHFS and LHFS under the fair value option are recognized in earnings at origination. For MLHFS and LHFS recorded at LOCOM, loan costs and fees are deferred at origination and are recognized in earnings at time of sale. Interest income on MLHFS and LHFS is calculated based upon the note rate of the loan and is recorded in interest income.
Our lines of business are authorized to originate held-for-investment loans that meet or exceed established loan product profitability criteria, including minimum positive net interest margin spreads in excess of funding costs. When a determination is made at the time of commitment to originate loans as held for investment, it is our intent to hold these loans to maturity or for the “foreseeable future,” subject to periodic review under our management evaluation processes, including corporate asset/liability management. In determining the “foreseeable future” for loans, management considers (1) the current economic environment and market conditions, (2) our business strategy and current business plans, (3) the nature and type of the loan receivable, including its expected life, and (4) our current financial condition and liquidity demands. If subsequent changes, including changes in interest rates, significantly impact the ongoing profitability of certain loan products, we may subsequently change our intent to hold these loans, and we would take actions to sell such loans. Upon such management determination, we immediately transfer these loans to the MLHFS or LHFS portfolio at LOCOM.

Loans
Loans are reported at their outstanding principal balances net of any unearned income, cumulative charge-offs, unamortized deferred fees and costs on originated loans and unamortized premiums or discounts on purchased loans. Purchased credit-impaired (PCI) loans are reported net of any remaining purchase accounting adjustments. See the “Purchased Credit-Impaired Loans” section in this Note for our accounting policy for PCI loans.
Unearned income, deferred fees and costs, and discounts and premiums are amortized to interest income over the contractual life of the loan using the effective interest method. Loan commitment fees are generally deferred and amortized into noninterest income on a straight-line basis over the commitment period.
Loans also include financing leases where we are the lessor.  See the “Leasing Activity” section in this Note for our accounting policy for leases.

NONACCRUAL AND PAST DUE LOANS We generally place loans on nonaccrual status when:

•
the full and timely collection of interest or principal becomes uncertain (generally based on an assessment of the borrower’s financial condition and the adequacy of collateral, if any), such as in bankruptcy or other circumstances;

•	they are 90 days (120 days with respect to real estate 1-4 family mortgages) past due for interest or principal, unless both well-secured and in the process of collection;

•	part of the principal balance has been charged off; or

•	for junior lien mortgages, we have evidence that the related first lien mortgage may be 120 days past due or in the process of foreclosure regardless of the junior lien delinquency status.

 Credit card loans are not placed on nonaccrual status, but are generally fully charged off when the loan reaches 180 days past due.
PCI loans are written down at acquisition to fair value using an estimate of cash flows deemed to be collectible and an accretable yield is established. Accordingly, such loans are not classified as nonaccrual because they continue to earn interest from accretable yield, independent of performance in accordance of their contractual terms, and we expect to fully collect the new carrying values of such loans (that is, the new cost basis arising out of purchase accounting).
When we place a loan on nonaccrual status, we reverse the accrued unpaid interest receivable against interest income and suspend amortization of any net deferred fees. If the ultimate collectability of the recorded loan balance is in doubt on a nonaccrual loan, the cost recovery method is used and cash collected is applied to first reduce the carrying value of the loan. Otherwise, interest income may be recognized to the extent cash is received. Generally, we return a loan to accrual status when all delinquent interest and principal become current under the terms of the loan agreement and collectability of remaining principal and interest is no longer doubtful.
We typically re-underwrite modified loans at the time of a restructuring to determine if there is sufficient evidence of sustained repayment capacity based on the borrower’s financial strength, including documented income, debt to income ratios and other factors. If the borrower has demonstrated performance under the previous terms and the underwriting process shows the capacity to continue to perform under the restructured terms, the loan will generally remain in accruing status. When a loan classified as a troubled debt restructuring (TDR) performs in accordance with its modified terms, the loan either continues to accrue interest (for performing loans) or will return to accrual status after the borrower demonstrates a sustained period of performance (generally six consecutive months of payments, or equivalent, inclusive of consecutive payments made prior to the modification). Loans will be placed on nonaccrual status and a corresponding charge-off is recorded if we believe it is probable that principal and interest contractually due under the modified terms of the agreement will not be collectible.
Our loans are considered past due when contractually required principal or interest payments have not been made on the due dates.

LOAN CHARGE-OFF POLICIES For commercial loans, we generally fully charge off or charge down to net realizable value (fair value of collateral, less estimated costs to sell) for loans secured by collateral when:

•	management judges the loan to be uncollectible;

•	repayment is deemed to be protracted beyond reasonable time frames;

•	the loan has been classified as a loss by either our internal loan review process or our banking regulatory agencies;

•	the customer has filed bankruptcy and the loss becomes evident owing to a lack of assets; or

•	the loan is 180 days past due unless both well-secured and in the process of collection.

For consumer loans, we fully charge off or charge down to net realizable value when deemed uncollectible due to bankruptcy or other factors, or no later than reaching a defined number of days past due, as follows:

•	Real estate 1-4 family mortgages – We generally charge down to net realizable value when the loan is 180 days past due.

•	Automobile loans – We generally fully charge off when the loan is 120 days past due.

•	Credit card loans – We generally fully charge off when the loan is 180 days past due.

•	Unsecured loans (closed end) – We generally fully charge off when the loan is 120 days past due.

•	Unsecured loans (open end) – We generally fully charge off when the loan is 180 days past due.

•	Other secured loans – We generally fully or partially charge down to net realizable value when the loan is 120 days past due.

IMPAIRED LOANS We consider a loan to be impaired when, based on current information and events, we determine that we will not be able to collect all amounts due according to the loan contract, including scheduled interest payments. This evaluation is generally based on delinquency information, an assessment of the borrower’s financial condition and the adequacy of collateral, if any. Our impaired loans predominantly include loans on nonaccrual status in the commercial portfolio segment and loans modified in a TDR, whether on accrual or nonaccrual status.
When we identify a loan as impaired, we generally measure the impairment, if any, based on the difference between the recorded investment in the loan (net of previous charge-offs, deferred loan fees or costs and unamortized premium or discount) and the present value of expected future cash flows, discounted at the loan’s pre-modification effective interest rate. When the value of an impaired loan is calculated by discounting expected cash flows, interest income is recognized using the loan’s pre-modification effective interest rate over the remaining life of the loan. When collateral is the sole source of repayment for the impaired loan, rather than the borrower’s income or other sources of repayment, we charge down to net realizable value.

TROUBLED DEBT RESTRUCTURINGS In situations where, for economic or legal reasons related to a borrower’s financial difficulties, we grant a concession for other than an insignificant period of time to the borrower that we would not otherwise consider, the related loan is classified as a TDR. These modified terms may include interest rate reductions, principal forgiveness, term extensions, payment forbearance and other actions intended to minimize our economic loss and to avoid foreclosure or repossession of the collateral, if applicable. For modifications where we forgive principal, the entire amount of such principal forgiveness is immediately charged off. Loans classified as TDRs, including loans in trial payment periods (trial modifications), are considered impaired loans. Other than resolutions such as foreclosures, sales and transfers to held-for-sale, we may remove loans held for investment from TDR classification, but only if they have been refinanced or restructured at market terms and qualify as a new loan.

PURCHASED CREDIT-IMPAIRED LOANS Loans acquired with evidence of credit deterioration since their origination and where it is probable that we will not collect all contractually required principal and interest payments are PCI loans. PCI loans are recorded at fair value at the date of acquisition, and the historical allowance for credit losses related to these loans is not carried over. Fair value at date of acquisition is generally determined using a discounted cash flow method and any excess cash flow expected to be collected over the carrying value (estimated fair value at acquisition date) is referred to as the accretable yield and is recognized in interest income using an effective yield method over the remaining life of the loan, or pool of loans if aggregated based on common risk characteristics. The difference between contractually required payments and the cash flows expected to be collected at acquisition, considering the impact of prepayments, is referred to as the nonaccretable difference. Based on quarterly evaluations of remaining cash flows expected to be collected, expected decreases may result in recording a provision for loss and expected increases may result in a prospective yield adjustment after first reversing any allowance for losses related to the loan, or pool of loans.
Resolutions of loans may include sales of loans to third parties, receipt of payments in settlement with the borrower, or foreclosure of the collateral. For individual PCI loans, gains or losses on sales to third parties are included in other noninterest income, and gains or losses as a result of a settlement with the borrower are included in interest income. Our policy is to remove an individual loan from a pool based on comparing the amount received from its resolution with its contractual amount. Any difference between these amounts is absorbed by the nonaccretable difference for the entire pool, which assumes that the amount received from resolution approximates pool performance expectations. Any material change in remaining effective yield caused by this removal method is addressed by our quarterly cash flow evaluation process for each pool. We may also sell groups of loans from a pool and include any gains or losses on sales to third parties in other noninterest income. Any difference between the amount received from the buyer and the contractual amount due from the customer is absorbed by the nonaccretable difference for the entire pool. We maintain the effective yield for the remaining loans in the pool consistent with the yield immediately prior to the sale.
Modified PCI loans are not removed from a pool even if those loans would otherwise be deemed TDRs. Modified PCI loans that are accounted for individually are considered TDRs and removed from PCI accounting if there has been a concession granted in excess of the original nonaccretable difference. We include these TDRs in our impaired loans.

FORECLOSED ASSETS  Foreclosed assets obtained through our lending activities primarily include real estate. Generally, loans have been written down to their net realizable value prior to foreclosure. Any further reduction to their net realizable value is recorded with a charge to the allowance for credit losses at foreclosure. We allow up to 90 days after foreclosure to finalize determination of net realizable value. Thereafter, changes in net realizable value are recorded to noninterest expense. The net realizable value of these assets is reviewed and updated periodically depending on the type of property. Certain government-guaranteed mortgage loans upon foreclosure are included in accounts receivable, not foreclosed assets. These receivables were loans insured by the FHA or guaranteed by the VA and are measured based on the balance expected to be recovered from the FHA or VA.

ALLOWANCE FOR CREDIT LOSSES The allowance for credit losses (ACL) is management’s estimate of credit losses inherent in the loan portfolio, including unfunded credit commitments, at the balance sheet date. We have an established process to determine the appropriateness of the ACL that assesses the losses inherent in our portfolio and related unfunded credit commitments. We develop and document our ACL methodology at the portfolio segment level – commercial loan portfolio and consumer loan portfolio. While we attribute portions of the ACL to our respective commercial and consumer portfolio segments, the entire ACL is available to absorb credit losses inherent in the total loan portfolio and unfunded credit commitments.
Our process involves procedures to appropriately consider the unique risk characteristics of our commercial and consumer loan portfolio segments. For each portfolio segment, losses are estimated collectively for groups of loans with similar characteristics, individually or pooled for impaired loans or, for PCI loans, based on the changes in cash flows expected to be collected.
Our ACL amounts are influenced by loan volumes, loan grade migration or delinquency status, historic loss experience and other conditions influencing loss expectations, such as economic conditions.

Commercial Portfolio Segment ACL Methodology Generally, commercial loans are assessed for estimated losses by grading each loan using various risk factors as identified through periodic reviews. Our estimation approach for the commercial portfolio reflects the estimated probability of default in accordance with the borrower’s financial strength and the severity of loss in the event of default, considering the quality of any underlying collateral. Probability of default and severity at the time of default are statistically derived through historical observations of default and losses after default within each credit risk rating. These estimates are adjusted as appropriate based on additional analysis of long-term average loss experience compared to previously forecasted losses, external loss data or other risks identified from current economic conditions and credit quality trends. The estimated probability of default and severity at the time of default are applied to loan equivalent exposures to estimate losses for unfunded credit commitments.
The ACL also includes an amount for the estimated impairment on nonaccrual commercial loans and commercial loans modified in a TDR, whether on accrual or nonaccrual status.

Consumer Portfolio Segment ACL Methodology For consumer loans that are not identified as a TDR, we generally determine the ACL on a collective basis utilizing forecasted losses to represent our best estimate of inherent loss. We pool loans, generally by product types with similar risk characteristics, such as residential real estate mortgages and credit cards. As appropriate and to achieve greater accuracy, we may further stratify selected portfolios by sub-product, origination channel, vintage, loss type, geographic location and other predictive characteristics. Models designed for each pool are utilized to develop the loss estimates. We use assumptions for these pools in our forecast models, such as historic delinquency and default, loss severity, home price trends, unemployment trends, and other key economic variables that may influence the frequency and severity of losses in the pool.
We separately estimate impairment for consumer loans that have been modified in a TDR (including trial modifications), whether on accrual or nonaccrual status.

Other ACL Matters  The ACL for both portfolio segments includes an amount for imprecision or uncertainty that may change from period to period. This amount represents management’s judgment of risks inherent in the processes and assumptions used in establishing the ACL. This imprecision considers economic environmental factors, modeling assumptions and performance, process risk, and other subjective factors, including industry trends and emerging risk assessments.

Leasing Activity
AS LESSOR We lease equipment to our customers under financing or operating leases. Financing leases are presented in loans and are recorded at the discounted amounts of lease payments receivable plus the estimated residual value of the leased asset. Leveraged leases, which are a form of financing leases, are reduced by related non-recourse debt from third-party investors. Lease payments receivable reflect contractual lease payments adjusted for renewal or termination options that we believe the customer is reasonably certain to exercise. The residual value reflects our best estimate of the expected sales price for the equipment at lease termination based on sales history adjusted for recent trends in the expected exit markets. Many of our leases allow the customer to extend the lease at prevailing market terms or purchase the asset for fair value at lease termination.
Our allowance for loan losses for financing leases considers both the collectability of the lease payments receivable as well as the estimated residual value of the leased asset. We typically purchase residual value insurance on our financing leases so that our risk of loss at lease termination will be less than 10% of the initial value of the lease. In addition, we have several channels for re-leasing or marketing those assets.
In connection with a lease, we may finance the customer’s purchase of other products or services from the equipment vendor and allocate the contract consideration between the use of the asset and the purchase of those products or services based on information obtained from the vendor. Amounts allocated to financing of vendor products or services are reported in loans as commercial and industrial loans, rather than as lease financing.
Our primary income from financing leases is interest income recognized using the effective interest method. Variable lease revenues, such as reimbursement for property taxes associated with the leased asset, are included in lease income within noninterest income.
Operating lease assets are presented in other assets, net of accumulated depreciation. Periodic depreciation expense is recorded on a straight-line basis to the estimated residual value over the estimated useful life of the leased asset. On a periodic basis, operating lease assets are reviewed for impairment and impairment loss is recognized if the carrying amount of operating lease assets exceeds fair value and is not recoverable. The carrying amount of leased assets is deemed not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the lease payments and the estimated residual value upon the eventual disposition of the equipment. Depreciation of leased assets and impairment loss are presented in operating leases expense within other noninterest expense.
Operating lease rental income for leased assets is recognized in lease income within noninterest income on a straight-line basis over the lease term. Variable revenues on operating leases include reimbursements of costs, including property taxes, which fluctuate over time, as well as rental revenue based on usage. For leases of railcars, revenue for maintenance services provided under the lease is recognized in lease income.
We elected to exclude from revenues and expenses any sales tax incurred on lease payments which are reimbursed by the lessee. Substantially all of our leased assets are protected against casualty loss through third-party insurance.

AS LESSEE We enter into lease agreements to obtain the right to use assets for our business operations, substantially all of which are real estate. Lease liabilities and ROU assets are recognized when we enter into operating or financing leases and represent our obligations and rights to use these assets over the period of the leases and may be re-measured for certain modifications, resolution of certain contingencies involving variable consideration, or our exercise of options (renewal, extension, or termination) under the lease.
Operating lease liabilities include fixed and in-substance fixed payments for the contractual duration of the lease, adjusted for renewals or terminations which were considered probable of exercise when measured. The lease payments are discounted using a rate determined when the lease is recognized. As we typically do not know the discount rate implicit in the lease, we estimate a discount rate that we believe approximates a collateralized borrowing rate for the estimated duration of the lease. The discount rate is updated when re-measurement events occur. The related operating lease ROU assets may differ from operating lease liabilities due to initial direct costs, deferred or prepaid lease payments and lease incentives.
We present operating lease liabilities in accrued expenses and other liabilities and the related operating lease ROU assets in other assets. The amortization of operating lease ROU assets and the accretion of operating lease liabilities are reported together as fixed lease expense and are included in net occupancy expense within noninterest expense. The fixed lease expense is recognized on a straight-line basis over the life of the lease.
Some of our operating leases include variable lease payments which are periodic adjustments of our payments for the use of the asset based on changes in factors such as consumer price indices, fair market value rents, tax rates imposed by taxing authorities, or lessor cost of insurance. To the extent not included in operating lease liabilities and operating lease ROU assets, these variable lease payments are recognized as incurred in net occupancy expense within noninterest expense.
For substantially all of our leased assets, we account for consideration paid under the contract for maintenance or other services as lease payments. In addition, for certain asset classes, we have elected to exclude leases with original terms of less than one year from the operating lease ROU assets and lease liabilities. The related short-term lease expense is included in net occupancy expense.
Finance lease (formerly capital lease) liabilities are presented in long-term debt and the associated finance ROU assets are presented in premises and equipment.

Securitizations and Beneficial Interests
Securitizations are transactions in which financial assets are sold to a Special Purpose Entity (SPE), which then issues beneficial interests in the form of senior and subordinated interests collateralized by the transferred financial assets. In some cases, we may obtain beneficial interests issued by the SPE. Additionally, from time to time, we may re-securitize certain financial assets in a new securitization transaction.
The assets and liabilities transferred to an SPE are excluded from our consolidated balance sheet if the transfer qualifies as a sale and we are not required to consolidate the SPE.
For transfers of financial assets recorded as sales, we recognize and initially measure at fair value all assets obtained (including beneficial interests or mortgage servicing rights) and all liabilities incurred. We record a gain or loss in noninterest income for the difference between assets obtained (net of liabilities incurred) and the carrying amount of the assets sold. Interests obtained from, and liabilities incurred in, securitizations with off-balance sheet entities may include debt and equity securities, loans, MSRs, derivative assets and liabilities, other assets, and other obligations such as liabilities for mortgage repurchase losses or long-term debt and are accounted for as described within this Note.

Mortgage Servicing Rights
We recognize the rights to service mortgage loans for others, or mortgage servicing rights (MSRs), as assets whether we purchase the MSRs or the MSRs result from a sale or securitization of loans we originate (asset transfers). We initially record all of our MSRs at fair value. Subsequently, residential loan MSRs are carried at fair value. All of our MSRs related to our commercial mortgage loans are subsequently measured at LOCOM. The valuation and sensitivity of MSRs is discussed further in Note 10 (Securitizations and Variable Interest Entities), Note 11 (Mortgage Banking Activities) and Note 19 (Fair Values of Assets and Liabilities).
For MSRs carried at fair value, changes in fair value are reported in mortgage banking noninterest income in the period in which the change occurs. MSRs subsequently measured at LOCOM are amortized in proportion to, and over the period of, estimated net servicing income. The amortization of MSRs is reported in mortgage banking noninterest income, analyzed monthly and adjusted to reflect changes in prepayment speeds, as well as other factors.
MSRs accounted for at LOCOM are periodically evaluated for impairment based on the fair value of those assets. For purposes of impairment evaluation and measurement, we stratify MSRs based on the predominant risk characteristics of the underlying loans, including investor and product type. If, by individual stratum, the carrying amount of these MSRs exceeds fair value, a valuation allowance is established. The valuation allowance is adjusted as the fair value changes.

Premises and Equipment
Premises and equipment are carried at cost less accumulated depreciation and amortization. We use the straight-line method of depreciation and amortization. Estimated useful lives range up to 40 years for buildings, up to 10 years for furniture and equipment, and the shorter of the estimated useful life (up to 8 years) or the lease term for leasehold improvements.

Goodwill and Identifiable Intangible Assets
Goodwill is recorded in business combinations under the purchase method of accounting when the purchase price is higher than the fair value of net assets, including identifiable intangible assets.
We assess goodwill for impairment at a reporting unit level on an annual basis or more frequently in certain circumstances. We have determined that our reporting units are one level below the operating segments and distinguish these reporting units based on how the segments and reporting units are managed, taking into consideration the economic characteristics, nature of the products, and customers of the segments and reporting units. At the time we acquire a business, we allocate goodwill to applicable reporting units based on their relative fair value, and if we have a significant business reorganization, we may reallocate the goodwill. If we sell a business, a portion of goodwill is included with the carrying amount of the divested business.
We have the option of performing a qualitative assessment of goodwill. We may also elect to bypass the qualitative test and proceed directly to a quantitative test. If we perform a qualitative assessment of goodwill to test for impairment and conclude it is more likely than not that a reporting unit’s fair value is greater than its carrying amount, quantitative tests are not required. However, if we determine it is more likely than not that a reporting unit’s fair value is less than its carrying amount, we complete a quantitative assessment to determine if there is goodwill impairment. We apply various quantitative valuation methodologies, including discounted cash flow and earnings multiple approaches, to determine the estimated fair value, which is compared to the carrying value of each reporting unit. If the fair value is less than the carrying amount, an additional test is required to measure the amount of impairment. We recognize impairment losses as a charge to other noninterest expense (unless related to discontinued operations) and an adjustment to the carrying value of the goodwill asset. Subsequent reversals of goodwill impairment are prohibited.
We amortize customer relationship intangible assets on an accelerated basis over useful lives not exceeding 10 years. We review intangible assets for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Impairment is indicated if the sum of undiscounted estimated future net cash flows is less than the carrying value of the asset. Impairment is permanently recognized by writing down the asset to the extent that the carrying value exceeds the estimated fair value.

Derivatives and Hedging Activities
DERIVATIVES We recognize all derivatives on the balance sheet at fair value. On the date we enter into a derivative contract, we categorize the derivative as either an accounting hedge, economic hedge or part of our customer accommodation trading and other portfolio.
Accounting hedges are either fair value or cash flow hedges. Fair value hedges represent the hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment, including hedges of foreign currency exposure. Cash flow hedges represent the hedge of a forecasted transaction or the variability of cash flows to be paid or received related to a recognized asset or liability.
Economic hedges and customer accommodation trading and other derivatives do not qualify for, or we have elected not to apply, hedge accounting. Economic hedges are derivatives we use to manage interest rate, foreign currency and certain other risks associated with our non-trading activities. Customer accommodation trading and other derivatives primarily represents derivatives related to our trading business activities. We report changes in the fair values of these derivatives in noninterest income.

FAIR VALUE HEDGES We record changes in the fair value of the derivative in income, except for certain derivatives in which a portion is recorded to OCI. We record basis adjustments to the amortized cost of the hedged asset or liability due to the changes in fair value related to the hedged risk with the offset recorded in earnings. We present derivative gains or losses in the same income statement category as the hedged asset or liability, as follows:

•	For fair value hedges of interest rate risk, amounts are reflected in net interest income;

•
For hedges of foreign currency risk, amounts representing the fair value changes less the accrual for periodic cash flow settlements are reflected in noninterest income. The periodic cash flow settlements are reflected in net interest income;

•
For hedges of both interest rate risk and foreign currency risk, amounts representing the fair value change less the accrual for periodic cash flow settlements is attributed to both net interest income and noninterest income. The periodic cash flow settlements are reflected in net interest income.

The entire derivative gain or loss is included in the assessment of hedge effectiveness for all fair value hedge relationships, except for hedges of foreign-currency denominated AFS debt securities and long-term debt liabilities hedged with cross-currency swaps. The change in fair value of these swaps attributable to cross-currency basis spread changes is excluded from the assessment of hedge effectiveness. The initial fair value of the excluded component is amortized to net interest income and the difference between changes in fair value of the excluded component and the amount recorded in earnings is recorded in OCI.

CASH FLOW HEDGES We record changes in the fair value of the derivative in OCI. We subsequently reclassify gains and losses from these changes in fair value from OCI to earnings in the same period(s) that the hedged transaction affects earnings and in the same income statement category as the hedged item. For cash flow hedges of interest rate risk associated with floating-rate commercial loans and long-term debt, these amounts are reflected in net interest income. For cash flow hedges of foreign currency risk associated with fixed-rate long-term debt, these amounts are reflected in net interest income. The entire gain or loss on these derivatives is included in the assessment of hedge effectiveness.

DOCUMENTATION AND EFFECTIVENESS ASSESSMENT FOR ACCOUNTING HEDGES For fair value and cash flow hedges qualifying for hedge accounting, we formally document at inception the relationship between hedging instruments and hedged items, our risk management objective, strategy and our evaluation of effectiveness for our hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. We assess hedge effectiveness using regression analysis, both at inception of the hedging relationship and on an ongoing basis. For fair value hedges, the regression analysis involves regressing the periodic change in fair value of the hedging instrument against the periodic changes in fair value of the asset or liability being hedged due to changes in the hedged risk(s). For cash flow hedges, the regression analysis involves regressing the periodic changes in fair value of the hedging instrument against the periodic changes in fair value of a hypothetical derivative. The hypothetical derivative has terms that identically match and offset the cash flows of the forecasted transaction being hedged due to changes in the hedged risk(s). The initial assessment for fair value and cash flow hedges includes an evaluation of the quantitative measures of the regression results used to validate the conclusion of high effectiveness. Periodically, as required, we also formally assess whether the derivative we designated in each hedging relationship is expected to be and has been highly effective in offsetting changes in fair values or cash flows of the hedged item using the regression analysis method.

DISCONTINUING HEDGE ACCOUNTING We discontinue hedge accounting prospectively when (1) a derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item, (2) a derivative expires or is sold, terminated or exercised, (3) we elect to discontinue the designation of a derivative as a hedge, or (4) in a cash flow hedge, a derivative is de-designated because it is no longer probable that a forecasted transaction will occur.
When we discontinue fair value hedge accounting, we no longer adjust the previously hedged asset or liability for changes in fair value. The remaining cumulative adjustments to the hedged item and accumulated amounts reported in OCI are accounted for in the same manner as other components of the carrying amount of the asset or liability. For example, for financial debt instruments such as AFS debt securities, loans or long-term debt, these amounts are amortized into net interest income over the remaining life of the asset or liability similar to other amortized cost basis adjustments. If the hedged item is derecognized, the accumulated amounts reported in OCI are immediately reclassified to net interest income. If the derivative continues to be held after fair value hedge accounting ceases, we carry the derivative on the balance sheet at its fair value with changes in fair value included in noninterest income.
When we discontinue cash flow hedge accounting and it is probable that the forecasted transaction will occur, the accumulated amount reported in OCI at the de-designation date continues to be reported in OCI until the forecasted transaction affects earnings at which point the related OCI amount is reclassified to net interest income. If cash flow hedge accounting is discontinued and it is probable the forecasted transaction will no longer occur, the accumulated gains and losses reported in OCI at the de-designation date is immediately reclassified to noninterest income. If the derivative continues to be held after cash flow hedge accounting ceases, we carry the derivative on the balance sheet at its fair value with changes in fair value included in noninterest income.

EMBEDDED DERIVATIVES We may purchase or originate financial instruments that contain an embedded derivative. At inception of the financial instrument, we assess (1) if the economic characteristics of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, (2) if the financial instrument that embodies both the embedded derivative and the host contract is not measured at fair value with changes in fair value reported in earnings, and (3) if a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative. If the embedded derivative meets all of these conditions, we separate it from the hybrid contract by recording the bifurcated derivative at fair value and the remaining host contract at the difference between the basis of the hybrid instrument and the fair value of the bifurcated derivative. The bifurcated derivative is carried at fair value with changes recorded in noninterest income and reported within the balance sheet as a derivative asset or liability. The accounting for the remaining host contract is the same as other assets and liabilities of a similar type and reported within the balance sheet based upon the accounting classification of the instrument.

COUNTERPARTY CREDIT RISK AND NETTING By using derivatives, we are exposed to counterparty credit risk, which is the risk that counterparties to the derivative contracts do not perform as expected. If a counterparty fails to perform, our counterparty credit risk is equal to the amount reported as a derivative asset on our balance sheet. The amounts reported as a derivative asset are derivative contracts in a gain position, and to the extent subject to legally enforceable master netting arrangements, net of derivatives in a loss position with the same counterparty and cash collateral received. We minimize counterparty credit risk through credit approvals, limits, monitoring procedures, executing master netting arrangements and obtaining collateral, where appropriate. Counterparty credit risk related to derivatives is considered in determining fair value and our assessment of hedge effectiveness. To the extent derivatives subject to master netting arrangements meet the applicable requirements, including determining the legal enforceability of the arrangement, it is our policy to present derivative balances and related cash collateral amounts net on the balance sheet. We incorporate adjustments to reflect counterparty credit risk (credit valuation adjustments (CVA)) in determining the fair value of our derivatives. CVA, which considers the effects of enforceable master netting agreements and collateral arrangements, reflects market-based views of the credit quality of each counterparty. We estimate CVA based on observed credit spreads in the credit default swap market and indices indicative of the credit quality of the counterparties to our derivatives.
Cash collateral exchanged related to our interest rate derivatives, and certain commodity and equity derivatives, with centrally cleared counterparties is recorded as a reduction of the derivative fair value asset and liability balances, as opposed to separate non-derivative receivables or payables. This cash collateral, also referred to as variation margin, is exchanged based upon derivative fair value changes, typically on a one-day lag. For additional information on our derivatives and hedging activities, see Note 18 (Derivatives).

Equity Securities
Equity securities exclude investments that represent a controlling interest in the investee. Marketable equity securities have readily determinable fair values and include, but are not limited to securities used in our trading activities. Marketable equity securities are recorded at fair value with unrealized gains and losses, due to changes in fair value, reflected in net gains (losses) on equity securities within noninterest income. Realized and unrealized gains and losses from marketable equity securities related to our trading activity are recognized in net gains from trading activities. The remaining marketable equity securities realized and unrealized gains and losses are recognized in net gains from equity securities. Dividend income from marketable equity securities is recognized in interest income.
Nonmarketable equity securities do not have readily determinable fair values. These securities are accounted for under one of the following accounting methods:

•	Fair value: This method is an election. The securities are recorded at fair value with unrealized gains or losses reflected in noninterest income;

•
Equity method: This method is applied when we have the ability to exert significant influence over the investee. These securities are carried at cost and adjusted for our share of the investee’s earnings or losses, less any dividends received and/or impairments;

•
Cost method: This method is required for specific securities, such as Federal Reserve Bank stock and Federal Home Loan Bank stock. These investments are held at amortized cost less any impairments. If impaired, the carrying value is written down to the fair value of the security;

•
Measurement alternative: This method is followed by all remaining nonmarketable equity securities. These securities are initially carried at amortized cost and are remeasured to fair value as of the date of an orderly observable transaction of the same or similar security of the same issuer. These securities are also adjusted for any impairments.

Equity method adjustments for our share of the investee’s earnings or losses are recognized in other noninterest income. All other realized and unrealized gains and losses, including impairment losses, from nonmarketable equity securities are recognized in net gains from equity securities. Dividends from equity method securities are recognized as a reduction of the investment carrying value. Dividend income from all other nonmarketable equity securities is recognized in interest income.
Our review for impairment for equity method, cost method and measurement alternative securities includes an analysis of the facts and circumstances of each security, the intent or requirement to sell the security, the expectations of cash flows, capital needs and the viability of its business model. For equity method and cost method investments, we reduce the asset’s carrying value when we consider declines in value to be other than temporary. For securities accounted for under the measurement alternative, we reduce the asset value when the fair value is less than carrying value, without the consideration of recovery.

Pension Accounting
We sponsor a frozen noncontributory qualified defined benefit retirement plan, the Wells Fargo & Company Cash Balance Plan (Cash Balance Plan), which covers eligible employees of Wells Fargo. We also sponsor nonqualified defined benefit plans that provide supplemental defined benefit pension benefits to certain eligible employees. We account for our defined benefit pension plans using an actuarial model. Two principal assumptions in determining net periodic pension cost are the discount rate and the expected long-term rate of return on plan assets.
A discount rate is used to estimate the present value of our future pension benefit obligations. We use a consistent methodology to determine the discount rate using a yield curve with maturity dates that closely match the estimated timing of the expected benefit payments for our plans. The yield curve is derived from a broad-based universe of high-quality corporate bonds as of the measurement date.
Our determination of the reasonableness of our expected long-term rate of return on plan assets is highly quantitative by nature. We evaluate the current asset allocations and expected returns under two sets of conditions: (1) projected returns using several forward-looking capital market assumptions, and (2) historical returns for the main asset classes dating back to 1970 or the earliest period for which historical data was readily available for the asset classes included. Using long-term historical data allows us to capture multiple economic environments, which we believe is relevant when using historical returns. We place greater emphasis on the forward-looking return and risk assumptions than on historical results. We use the resulting projections to derive a base line expected rate of return and risk level for the Cash Balance Plan’s prescribed asset mix. We evaluate the portfolio based on: (1) the established target asset allocations over short term (one-year) and longer term (ten-year) investment horizons, and (2) the range of potential outcomes over these horizons within specific standard deviations. We perform the above analyses to assess the reasonableness of our expected long-term rate of return on plan assets. We consider the expected rate of return to be a long-term average view of expected returns.
At year end, we re-measure our defined benefit plan liabilities and related plan assets and recognize any resulting actuarial gain or loss in other comprehensive income. We generally amortize net actuarial gain or loss in excess of a 5% corridor from accumulated OCI into net periodic pension cost over the estimated average remaining participation period, which at December 31, 2019, is 19 years. See Note 23 (Employee Benefits and Other Expenses) for additional information on our pension accounting.

Income Taxes
We file consolidated and separate company U.S. federal income tax returns, non-U.S. tax returns and various combined and separate company state tax returns.
We evaluate two components of income tax expense: current and deferred income tax expense. Current income tax expense represents our estimated taxes to be paid or refunded for the current period and includes income tax expense related to our uncertain tax positions. Uncertain tax positions that meet the more likely than not recognition threshold are measured to determine the amount of benefit to recognize. An uncertain tax position is measured at the largest amount of benefit that management believes has a greater than 50% likelihood of realization upon settlement. Tax benefits not meeting our realization criteria represent unrecognized tax benefits.
Deferred income tax expense results from changes in deferred tax assets and liabilities between periods. We determine deferred income taxes using the balance sheet method. Under this method, the net deferred tax asset or liability is based on the tax effects of the differences between the book and tax basis of assets and liabilities, and enacted changes in tax rates and laws are recognized in the period in which they occur. Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not.
See Note 24 (Income Taxes) to Financial Statements in this Report for a further description of our provision for income taxes and related income tax assets and liabilities.

Stock-Based Compensation
We have stock-based employee compensation plans as more fully discussed in Note 21 (Common Stock and Stock Plans). Our Long-Term Incentive Compensation Plan provides for awards of incentive and nonqualified stock options, stock appreciation rights, restricted shares, restricted share rights (RSRs), performance share awards (PSAs) and stock awards without restrictions. We measure the cost of employee services received in exchange for an award of equity instruments, such as stock options, RSRs or PSAs, based on the fair value of the award on the grant date. The cost is recognized in commission and incentive compensation in our income statement normally over the vesting period of the award; awards with graded vesting are expensed on a straight-line method. Awards to team members who are retirement eligible at the grant date are subject to immediate expensing upon grant. Awards to team members who become retirement eligible before the final vesting date are expensed between the grant date and the date the team member becomes retirement eligible. Except for retirement and other limited circumstances, RSRs are canceled when employment ends.
Beginning in 2013, certain RSRs and all PSAs granted include discretionary conditions that can result in forfeiture and are measured at fair value initially and subsequently until the discretionary conditions end. For these awards, the associated compensation expense fluctuates with changes in our stock price. For PSAs, compensation expense also fluctuates based on the estimated outcome of meeting the performance conditions. The total expense that will be recognized on these awards cannot be finalized until the determination of the awards that will vest.

Earnings Per Common Share
We compute earnings per common share by dividing net income applicable to common stock (net income less dividends on preferred stock and the excess of consideration transferred over carrying value of preferred stock redeemed, if any) by the average number of common shares outstanding during the period. We compute diluted earnings per common share using net income applicable to common stock and adding the effect of common stock equivalents (e.g., stock options, restricted share rights, convertible debentures and warrants) that are dilutive to the average number of common shares outstanding during the period.

Fair Value of Assets and Liabilities
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is based on the exit price notion while maximizing the use of observable inputs and minimizing the use of unobservable inputs.
We measure our assets and liabilities at fair value when we are required to record them at fair value, when we have elected the fair value option, and to fulfill fair value disclosure requirements. Assets and liabilities are recorded at fair value on a recurring or nonrecurring basis. Assets and liabilities that are recorded at fair value on a recurring basis require a fair value measurement at each reporting period. Those that are recorded at fair value on a nonrecurring basis are adjusted to fair value only as required through the application of an accounting method such as LOCOM, the measurement alternative, or write-downs of individual assets. Measurements of fair value prioritize observable inputs, where available.
We classify our assets and liabilities measured at fair value based upon a three-level hierarchy that assigns the highest priority to unadjusted quoted prices in active markets and the lowest priority to unobservable inputs. The three levels are as follows:

•	Level 1 - Valuation is based upon quoted prices for identical instruments traded in active markets.

•
Level 2 - Valuation is based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

•
Level 3 - Valuation is generated from techniques that use significant assumptions that are not observable in the market. These unobservable assumptions reflect estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash flow models and similar techniques.

For valuations that use several inputs, the determination of whether that measurement is Level 2 or Level 3 is based on the significance of the unobservable inputs to the entire fair value measurement. See Note 19 (Fair Values of Assets and Liabilities) for a more detailed discussion of the valuation methodologies that we apply to our assets and liabilities.

Share Repurchases
From time to time we may enter into written repurchase plans pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, private forward repurchase contracts, or a combination of the two to complement our open-market common stock repurchase strategies. The stock repurchase transactions allow us to manage our share repurchases in a manner consistent with our capital plans submitted annually under the Comprehensive Capital Analysis and Review (CCAR) and to provide an economic benefit to the Company.
Under a Rule 10b5-1 repurchase plan, payments and receipt of repurchased shares settle on the same day. Shares repurchased reduce the total number of outstanding shares of common stock upon the settlement of each trade under the plan. During 2019 and 2018, we repurchased approximately 204 million and 12 million shares of our common stock, respectively, under Rule 10b5-1 repurchase plans. We had no shares repurchased under a Rule 10b5-1 repurchase plan during 2017.
We had no shares repurchased under private forward repurchase contracts in 2019. During 2018 and 2017, we repurchased approximately 82 million and 89 million shares of our common stock, respectively, under these contracts. We had no unsettled private forward repurchase contracts at December 31, 2019, December 31, 2018, or December 31, 2017. Under private forward repurchase contract transactions, our payments to counterparties are recognized in permanent equity in the quarter paid and are not subject to re-measurement. The classification of the up-front payments as permanent equity assures that we have appropriate repurchase timing consistent with our capital plans, which contemplate a fixed dollar amount available per quarter for share repurchases pursuant to the Board of Governors of the Federal Reserve System (FRB) supervisory guidance. In return, the counterparty agrees to deliver a variable number of shares based on a per share discount to the volume-weighted average stock price over the contract period. There are no scenarios where the contracts would not either physically settle in shares or allow us to choose the settlement method. Our total number of outstanding shares of common stock is not reduced until settlement of the contract.

Supplemental Cash Flow Information
Significant noncash activities are presented in Table 1.2.

Table 1.2: Supplemental Cash Flow Information

	Year ended December 31,
(in millions)	2019	2018	2017
Trading debt securities retained from securitization of MLHFS	$40,650	37,265	52,435
Transfers from loans to MLHFS	6,330	5,366	5,500
Transfers from available-for-sale debt securities to held-to-maturity debt securities	13,833	16,479	50,405
Operating lease ROU assets acquired with operating lease liabilities (1)	5,804	—	—

(1)	The year ended December 31, 2019, balance includes $4.9 billion from adoption of ASU 2016-02 – Leases (Topic 842) and $904 million attributable to new leases and changes from modified leases.

Subsequent Events
We have evaluated the effects of events that have occurred subsequent to December 31, 2019, and, except as disclosed in Note 17 (Legal Actions), Note 20 (Preferred Stock) and Note 27 (Operating Segments), there have been no material events that would require recognition in our 2019 consolidated financial statements or disclosure in the Notes to the consolidated financial statements.